                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   Form 8-K


               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): March 4, 1999



                         MAGAININ PHARMACEUTICALS INC.
        --------------------------------------------------------------
            (Exact name of registrant as specified in its charter)



            Delaware               0-19651               13-3445668
        --------------------------------------------------------------
         (State or other         (Commission         (IRS Employer
         jurisdiction of         File Number)        Identification No.)
         incorporation)



                 5110 Campus Drive, Plymouth Meeting, PA 19462
              ---------------------------------------------------
              (Address of principal executive offices) (Zip Code)



      Registrant's telephone number, including area code: (610) 941-4020
                                                         -----------------


         -------------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 5.  Other Events.

     On March 4, 1999, Magainin Pharmaceuticals Inc. announced that the FDA Anti-Infectives Drug Advisory Committee, by a vote of 7 to 4, declined to recommend approval of LOCILEX(TM) (pexiganan acetate) Cream 1% for the treatment of infected diabetic foot ulcers. For more information regarding this announcement, please see the Company's press release, dated March 4, 1999, which is filed herewith as Exhibit 99.1 and incorporated by reference herein.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (a)  Financial Statements of Business Acquired: None

         (b)  Pro Forma Financial Information: None

         (c)  Exhibits:
              99.1   Press release, dated March 4, 1999.

                                  SIGNATURES
                                  ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       MAGAININ PHARMACEUTICALS INC.



                                       By: /s/ Michael R. Dougherty
                                          --------------------------
                                           Michael R. Dougherty
                                           President and Chief Executive Officer


Dated:  March 12, 1999

                                 EXHIBIT INDEX
                                 -------------


Exhibit
-------
99.1    Press release, dated March 4, 1999.